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                                                                 Exhibit 23.1

                        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 16, 2001 included in American Bank Note Holographics, Inc.'s Form 10-K for the year ended December 31, 2000.


/s/ Arthur Andersen LLP
Stamford, Connecticut
May 18, 2001